United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 5, 2021

Date of Report (Date of earliest event reported)

Ace Global Business Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40309	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15/F, Aubin House 171-172 Gloucester Road Wanchai, Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9086 7042

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.001 per share, and one Redeemable Warrant entitling the holder to receive one Ordinary Share	ACBAU	NASDAQ Capital Market
Ordinary Shares	ACBA	NASDAQ Capital Market
Warrants	ACBAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 5, 2021, the registration statement (File No. 333- 252878) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Ace Global Business Acquisition Limited (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated April 5, 2021, by and between the Company and Ladenburg Thalmann & Co. Inc. (“Ladenburg”), as representative of the underwriters;

●	A Warrant Agreement, dated April 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company;

●	Letter Agreements, dated April 5, 2021, by and between the Company and each of the initial shareholders, officers and directors of the Company;

●	An Investment Management Trust Agreement, dated April 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Stock Escrow Agreement, dated April 5, 2021, by and among the Company, Continental Stock Transfer & Trust Company and each of the initial shareholders of the Company;

●	A Registration Rights Agreement, dated April 5, 2021, by and among the Company and the initial shareholders of the Company; and

●	A Subscription Agreement, dated April 5, 2021, by and between the Company and the Sponsor.

On April 8, 2021, the Company consummated the IPO of 4,000,000 units (the “Units”). Each Unit consists of one ordinary share (“Ordinary Share”) and one warrant (“Warrant”) entitling its holder to purchase one-half of one Ordinary Share at a price of $11.50 per whole share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $40,000,000. The Company granted the underwriters a 45-day option to purchase up to 600,000 additional Units to cover over-allotments, if any.

Subsequently, on April 7, 2021, the underwriters exercised the option in full, and the closing of the issuance and sale of the additional Units occurred on April 9, 2021. The total aggregate issuance by the Company of 600,000 units at a price of $10.00 per unit resulted in gross proceeds of $6,000,000.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO on April 8, 2021, the Company consummated the private placement (“Private Placement”) with Ace Global Investment Limited, its sponsor, of 280,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $2,800,000.

On April 9, 2021, simultaneously with the sale of the over-allotment units, the Company consummated the private sale of an additional 24,000 Private Units, generating gross proceeds of $240,000.

The Private Units are identical to the Units (as defined below) sold in the IPO except that the warrants included in the Private Units will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. Additionally, because the Private Units were issued in a private transaction, the initial purchasers and their permitted transferees will be allowed to exercise the warrants included in the Private Units for cash even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective and receive unregistered ordinary shares. Additionally, such initial purchasers agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2021, in connection with the IPO, the Company amended and restated its memorandum and articles of association. On the same date, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles Of Association with the Registrar of Corporate Affairs in the British Virgin Islands. The terms of the Amended and Restated Memorandum and Articles Of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Memorandum and Articles Of Association are attached as Exhibits 3.1 hereto, respectively, and are incorporated by reference herein.

Item 8.01 Other Events

As of April 9, 2021, a total of $46,920,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company, LLC, acting as trustee. An audited balance sheet as of April 9, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 5, 2021, by and between the Registrant and Ladenburg Thalmann & Co. Inc.

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated April 5, 2021, by and between Continental Stock Transfer & Trust Company and the Registrant

10.1	Letter Agreements, dated April 5, 2021, by and between the Registrant and each of the initial stockholders, officers and directors of the Registrant

10.2	Investment Management Trust Agreement, dated April 5, 2021, by and between Continental Stock Transfer & Trust Company and the Registrant

10.3	Stock Escrow Agreement, dated April 5, 2021, among the Registrant, Continental Stock Transfer & Trust Company and the initial shareholders

10.4	Registration Rights Agreement, dated April 5, 2021, among the Registrant, Continental Stock Transfer & Trust Company and the initial shareholders

10.5	Subscription Agreement, dated April 5, 2021, by and between the Company and the Sponsor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2021

ACE GLOBAL BUSINESS ACQUISITION LIMITED

By:	/s/ Eugene Wong
Name:	Eugene Wong
Title:	Chief Executive Officer

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